Oppenheimer International Growth Fund/VA A Series of Panorama Series Fund, Inc.

Panorama Series Fund, Inc.—Oppenheimer International Growth Fund/VA

Objective
Panorama Series Fund, Inc.—Oppenheimer International Growth Fund/VA seeks seeks long-term growth of capital by investing primarily in equity securities of companies worldwide whose primary stock market is located outside the United States.
Narrative by George Evans, Portfolio Manager
The Fund’s performance for the fiscal year reflected the volatile conditions of the overall market.
        Despite the erratic swings in the markets, we continue to employ a disciplined investment approach, which focuses on individual companies that, in our view, could potentially benefit from one or more key worldwide growth trends. These large-scale themes-new technologies, mass affluence, restructuring and aging populations-define key areas of investment opportunity and provide research focus. Using them as a point of departure, we employ rigorous fundamental analysis to uncover attractively valued opportunities with accelerating earnings and cash flow.
        Markets overseas, like those in the United States, experienced two very distinct environments during the fiscal year. In the first three months, economic strength worldwide, driven largely by expansion in the technology sector, sent a number of markets to all-time highs. Investor sentiment, however, shifted abruptly in the latter part of the year, as higher interest rates, rising oil prices, valuation concerns and profit warnings produced several major downturns.
        Currency fluctuations also came into play during the period as the U.S. dollar moved dramatically higher against most foreign currencies, particularly the euro. Despite healthy economic fundamentals throughout much of Europe, Europeans were increasingly drawn to the accelerated growth rates of the United States. As more European investors chose to take advantage of the higher interest rates offered by U.S. markets, the resulting capital outflows substantially weakened the euro. As a result, European companies whose success was predominantly dependent on the state of their home-country economy struggled. In contrast, weakness in the euro may have actually benefited companies that export to the United States, allowing them to realize substantial gains from revenue generated in U.S. dollars.
        While much volatility has surrounded the euro, we believe that the currency’s introduction has in fact been a distinct success.
        In essence, the euro has achieved its primary objective-a deepening of the capital markets in Europe. What this means is that many European companies, previously stymied by the high cost of borrowing from banks, now have open access to lower-cost sources of funding, such as the bond market. Consequently, we’ve seen a dramatic rise in merger and acquisition activity, particularly as larger European companies embrace globalization by building market share in Europe and the United States. These trends support our restructuring theme in that they are enabling companies to enhance shareholder value through consolidation.
While our focus on key worldwide growth themes provided a starting point for our research, the core contributor to fund performance continued to be skillful stock selection. One such strategy was our timely trimming of our technology holdings prior to the March sell-off, and the redeployment of those assets in more defensive areas such as capital goods, consumer cyclicals and consumer staples.[1]

Because the stock market can be volatile, the Fund’s performance may be subject to substantial short-term changes. 1. The Fund’s portfolio is subject to change.
Panorama Series Fund, Inc.—Oppenheimer International Growth Fund/VA

Even so, technology companies still played an important role in the portfolio. For example, we received strong performance from select technology businesses that were able to take timely advantage of unique situations. For instance, tremendous growth in miniaturized high-tech products, such as Web-enabled phones and personal digital assistants, caused severe component shortages around the world. By stepping up production at the right time, one of our consumer-electronic holdings was able to capitalize on these shortages, which proved favorable for its stock. Similarly, our performance benefited from software companies whose products enjoyed steady demand during the period.
        In the healthcare arena, we received strong results from businesses with promising new products under development and strategic acquisitions to extend their consumer offerings.
        As for detractors, a Japanese maker of specialty lamps for semiconductor applications suffered from overall weakness in the technology sector. However, we remain confident in the company’s long-term prospects and have maintained our position.
Market conditions aside, we believe there are always opportunities to buy good companies in growing businesses—regardless of their geographic location. Still, rising oil prices, Mideast tensions and other uncertainties could continue to cast a shadow over international markets. That's why investing for the long haul, particularly in overseas markets, is just one of the many reasons why Oppenheimer International Growth Fund/VA remains an important part of The Right Way to Invest.

Management’s discussion of performance. During the fiscal year that ended December 31, 2000, Oppenheimer International Growth Fund/VA’s returns reflected the effects of the erratic investment environment. Overall, the period was characterized by extreme volatility, as the robust gains of the first half of the year were later eroded during the second. Against this backdrop, the manager invested across a wide range of market capitalizations, sectors and industries, emphasizing investments in the developed markets of Europe. In an attempt to insulate the portfolio from stretched valuations in the technology sector, the Fund’s exposure was reduced in advance of the March sell-off. Assets were then redeployed into more defensive areas, such as capital goods, consumer cyclicals and consumer staples. The Fund’s portfolio holdings, allocations and strategies are subject to change.

Panorama Series Fund, Inc.—Oppenheimer International Growth Fund/VA

Comparing the Fund’s performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 2000. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower.
      The Fund is compared to the Morgan Stanley Capital International EAFE Index which is an index including approximately 1,000 companies representing the stock markets of 18 countries. The average company has a market capitalization of over $3 billion. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data that follows shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

Because the stock market can be volatile, the Fund’s performance may be subject to substantial short-term changes. For updates on the Fund’s performance, please call us at 1.800.981.2871. Because of ongoing market volatility, the Fund’s performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown.The performance information in the graph for Morgan Stanley Capital International EAFE Index begins on 4/30/92. The inception date of the Fund is 5/13/92.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.
Statement of Investments December 31, 2000

		Market Value
	Shares	See Note 1

Common Stocks—95.5%

Capital Goods—22.4%

Aerospace/Defense–4.4% Empresa Brasileira de Aeronautica SA (Embraer), Preference	689,000	$ 6,430,667

Electrical Equipment—9.2% Halma plc	1,027,000	2,117,103

Invensys plc	1,192,700	2,788,291

Mitsubishi Electric Corp.	304,000	1,871,384

Toshiba Corp.	979,000	6,549,527 13,326,305

Industrial Services—4.7% 3i Group plc	75,700	1,399,939

BTG plc	41,600	913,489

Hyundai Heavy Industries Co. Ltd.	46,889	685,728

ICTS International NV(1)	40,100	260,650

Koninklijke Boskalis Westminster NV	143,800	3,550,863 6,810,669

Manufacturing—4.1% Compagnie Financiere Richemont AG, A Units	185	494,894

GSI Lumonics, Inc.(1)	139,400	1,115,200

Jenoptik AG	149,200	4,356,609 5,966,703

Communication Services—1.9%

Telecommunications: Long Distance—0.5% Videsh Sanchar Nigam Ltd.(1)(2)	52,501	656,262

Telephone Utilities—1.4% Tele Norte Leste Participacoes SA (Telemar)	108,330,673	1,777,734

Tele Norte Leste Participacoes SA (Telemar), Preference	12,684,691	273,209 2,050,943

Consumer Cyclicals—19.4%

Autos & Housing—2.8% Aucnet, Inc.	26,500	754,159

Ducati Motor Holding SpA(1)	400,000	724,831

Porsche AG, Preference	410	1,337,698

Solidere, GDR(1)(2)	196,400	1,202,950 019,638

Consumer Services—0.7% Prosegur Compania de Seguridad SA	87,400	984,718

Media—13.0% ProSieben Sat.1 Media AG	48,960	1,475,131
Reed International plc	1,131,500	11,831,643

Wolters Kluwer NV	203,221	5,540,954 18,847,728
Statement of Investments (continued)

		Market Value
	Shares	See Note 1

Retail: Specialty—2.4% Boots Co. plc	195,400	$1,777,601

UBI Soft Entertainment SA(1)	42,700	1,663,778 3,441,379

Textile/Apparel & Home Furnishings—0.5% Gucci Group NV, NY Registered Shares	9,000	796,500

Consumer Staples—9.5%

Broadcasting—1.8% Grupo Televisa SA, Sponsored GDR(1)	50,000	2,246,875

LG Home Shopping, Inc.	17,344	381,157 2,628,032

Entertainment—4.7% Imagineer Co. Ltd.(1)	30,000	220,666

Infogrames Entertainment SA(1)	107,900	1,945,100

Nintendo Co. Ltd.	21,400	3,371,156

Village Roadshow Ltd., Cl. A, Preference	1,494,800	1,212,764 6,749,686

Food—0.7% Interbrew NV(1)	29,800	1,038,589

Household Goods—2.3% Wella AG, Preference, Non-Vtg.	80,000	3,365,018

Energy—2.4%

Energy Services—0.7% Expro International Group plc	167,500	1,032,122

Oil: Domestic—1.7% Enterprise Oil plc	291,400	2,468,113

Financial—8.8%

Banks—3.9% Julius Baer Holding AG, Cl. B	650	3,557,853

Uniao de Bancos Brasileiros SA (Unibanco), Sponsored GDR	70,000	2,060,625 5,618,478

Diversified Financial—3.9% Collins Stewart Ltd.(1)	42,600	270,452

Espirito Santo Financial Group, ADR	100,000	1,775,000

ICICI Ltd., Sponsored ADR	103,900	1,090,950

Van der Moolen Holdings NV	29,600	2,534,579 5,670,981

Insurance—1.0% AXA SA	10,000	1,445,906
Statement of Investments (continued)

		Market Value
	Shares	See Note 1

Healthcare—16.7%

Healthcare/Drugs—8.6% Biocompatibles International plc	567,000	$ 3,083,024

Elan Corp. plc, ADR(1)	60,000	2,808,750

Genset, Sponsored ADR(1)	60,000	757,500

GPC Biotech AG(1)	7,800	223,364

NeuroSearch AS(1)	23,700	745,292

Nicox SA(1)	27,200	2,091,569

Oxford GlycoSciences plc(1)	37,094	836,706

Pliva d.d., GDR(2)	164,700	1,935,225 12,481,430

Healthcare/Supplies & Services—8.1% Fresenius AG, Preference	7,000	1,866,533

Novogen Ltd.(1)	744,900	1,183,871

Ortivus AB, B Shares(1)	251,300	759,054

PowderJect Pharmaceuticals plc(1)	316,000	2,795,662

SkyePharma plc(1)	1,906,200	1,793,913

SSL International plc	437,200	3,265,447 11,664,480

Technology—14.4%

Computer Services—5.9% Computer Services Solutions Holding NV	99,300	2,051,121

Magnus Holding NV	170,700	993,675

Redbus Interhouse plc(1)	222,300	747,161

Unit 4(1)	54,400	2,219,259

Ushio, Inc.	156,000	2,547,636 8,558,852

Computer Software—2.0% Lernout & Hauspie Speech Products NV(1)(3)	58,800	44,100

Psion plc	656,100	2,807,935 2,852,035

Communications Equipment—1.7% Alcatel Alsthom CGE SA, Sponsored ADR	23,800	1,331,313

L.M. Ericsson Telephone Co., ADR, Cl. B(1)	51,200	572,800

Toyo Communications Equipment Co. Ltd.	86,000	594,921 2,499,034

Electronics—4.8% ASM International NV(1)	58,200	541,988
Hamamatsu Photonics K.K.	34,000	2,420,490

Hoya Corp.	32,000	2,353,765

Sony Corp.	14,000	968,476

STMicroelectronics NV, NY Registered Shares Total Common Stocks (Cost $139,892,025)	15,300	655,031 6,939,750 138,344,018
Statement of Investments (continued)

		Market Value
	Shares	See Note 1

Preferred Stocks—1.8%

Fresenius Medical Care AG, Preferred (Cost $2,574,982)	55,200	$ 2,617,278

	Principal Amount

Short-Term Notes–0.2%

Federal Home Loan Bank, 5.75%, 1/2/01 (Cost $199,968)	$ 200,000	199,968

Repurchase Agreements–3.6%

Repurchase agreement with Zion First National Bank, 5.90%, dated 12/29/00, to be repurchased at $5,273,455 on 1/2/01, collateralized by U.S. Treasury Nts., 6.50%–7%, 8/31/01–2/15/10, with a value of $5,381,993 (Cost $5,270,000)	5,270,000	5,270,000

Total Investments, at Value (Cost $147,936,975)	101.1%	146,431,264

Liabilities in Excess of Other Assets	(1.1)	(1,530,239)

Net Assets	100.0%	$144,901,025
Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification	Market Value	Percent

Great Britain	$ 39,928,601	27.4%
Japan	21,652,180	14.8
The Netherlands	17,693,090	12.1
Germany	15,241,630	10.4
Brazil	10,542,235	7.2
France	9,890,197	6.8
United States	5,469,968	3.7
Switzerland	4,052,746	2.8
Ireland	2,808,750	1.9
Australia	2,396,635	1.6
Mexico	2,246,875	1.5
Croatia	1,935,225	1.3
Portugal	1,775,000	1.2
India	1,747,213	1.2
Italy	1,521,331	1.0
Sweden	1,331,854	0.9
Lebanon	1,202,950	0.8
Canada	1,115,200	0.8
Belgium	1,082,689	0.7
Korea, Republic of (South)	1,066,885	0.7
Spain	984,718	0.7
Denmark	745,292	0.5
Total	$146,431,264	100.0%

1. Non-income-producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $3,794,437 or 2.62% of the Fund’s net assets as of December 31, 2000.
3. The issuer has filed bankruptcy. This security is valued at zero under guidelines established by the Board of Directors and is considered illiquid.

See accompanying Notes to Financial Statements.
Statement of Assets and Liabilities December 31, 2000

Assets Investments, at value (cost $147,936,975)-see accompanying statement	$146,431,264

Cash	419

Receivables and other assets: Interest and dividends Investments sold Shares of capital stock sold Other Total assets	251,930 226,408 17,757 2,285 146,930,063

Liabilities Unrealized depreciation on foreign currency contracts	2,377

Payables and other liabilities: Shares of capital stock redeemed Directors’ compensation Transfer and shareholder servicing agent fees Other Total liabilities	1,924,849 2,251 49 99,512 2,029,038

Net Assets	$144,901,025

Composition of Net Assets Par value of shares of capital stock	$ 83,379

Additional paid-in capital	126,073,057

Overdistributed net investment income	(7,161)

Accumulated net realized gain on investments and foreign currency transactions	20,256,676

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,504,926)
Net assets-applicable to 83,378,625 shares of capital stock outstanding	$144,901,025

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.74
See accompanying Notes to Financial Statements.
Statement of Operations For the Year Ended December 31, 2000

Investment Income Dividends (net of foreign withholding taxes of $186,236)	$ 2,170,628

Interest Total income	111,211 2,281,839

Expenses Management fees	1,620,304

Custodian fees and expenses	217,028

Directors’ compensation	2,272

Transfer and shareholder servicing agent fees	1,968

Other Total expenses Less expenses paid indirectly Net expenses	52,823 1,894,395 (1,361) 1,893,034

Net Investment Income	388,805

Realized and Unrealized Gain (Loss) Net realized gain (loss) on: Investments Foreign currency transactions Net realized gain	35,262,512 (5,728,665) 29,533,847

Net change in unrealized depreciation on: Investments Translation of assets and liabilities denominated in foreign currencies Net change Net realized and unrealized loss	(42,304,576) (3,617,163) (45,921,739) (16,387,892)

Net Decrease in Net Assets Resulting from Operations	$(15,999,087)
See accompanying Notes to Financial Statements.
Statement of Changes in Net Assets

	Year Ended December 31,
	2000	1999

Operations Net investment income	$ 388,805	$ 181,380

Net realized gain (loss)	29,533,847	31,357,287

Net change in unrealized appreciation (depreciation) Net increase (decrease) in net assets resulting from operations	(45,921,739) (15,999,087)	18,521,621 50,060,288

Dividends and/or Distributions to Shareholders Dividends from net investment income	(1,797,509)	(580,211)

Distributions from net realized gain	(28,230,274)	(1,992,059)

Capital Stock Transactions Net increase (decrease) in net assets resulting from capital stock transactions	43,582,904 ;	(3,546,775)

Net Assets Total increase (decrease)	(2,443,966)	43,941,243

Beginning of period	147,344,991	103,403,748

End of period [including undistributed (overdistributed) net investment income of $(7,161) and $1,769,047, respectively]	$144,901,025	$147,344,991
See accompanying Notes to Financial Statements.
Financial Highlights

	Year Ended December 31,
	2000	1999	1998	1997	1996(1)

Per Share Operating Data Net asset value, beginning of period	$2.30	$1.57	$1.36	$1.29	$1.15

Income (loss) from investment operations: Net investment income Net realized and unrealized gain (loss)	–(2) (.11)	–(2) .77	.01 .25	.01 .09	.02 .13

Total income (loss) from investment operations	(.11)	.77	.26	.10	.15

Dividends and/or distributions to shareholders: Dividends from net investment income Distributions from net realized gain	(.03 ) (.42)	(.01) (.03)	(.01) (.04)	(.01) (.02)	(.01) –

Total dividends and/or distributions to shareholders	(.45)	(.04)	(.05)	(.03)	(.01)

Net asset value, end of period	$1.74	$2.30	$1.57	$1.36	$1.29

Total Return, at Net Asset Value(3)	(9.43)%	50.37%	19.40%	8.11%	13.26%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$144,901	$147,345	$103,404	$82,257	$62,585

Average net assets (in thousands)	$162,028	$107,403	$ 94,651	$73,318	$56,893

Ratios to average net assets:(4) Net investment income Expenses	0.24% 1.17%	0.17% 1.08%	0.68% 1.09%(5)	0.72% 1.12%(5)	0.76% 1.21%(5)

Portfolio turnover rate	72%	127%	48%	49%	54%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.
Notes to Financial Statements

1. Significant Accounting Policies
Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term growth of capital by investing under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Notes to Financial Statements (Continued)

1. Significant Accounting Policies  (continued)
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gain may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $9,404,693, a decrease in undistributed net investment income of $367,504, and a decrease in accumulated net realized gain on investments of $9,037,189. This reclassification includes $9,408,088 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Capital Stock The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:
	Year Ended December 31, 2000		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Sold	63,483,684	$ 129,978,876	23,276,935	$ 41,294,941
Dividends and/or distributions reinvested	13,228,098	30,027,783	1,703,490	2,572,270
Redeemed	(57,285,689)	(116,423,755)	(26,922,819)	(47,413,986)
Net decrease	19,426,093)	$ 43,582,904)	(1,942,394)	$ (3,546,775)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $124,963,232 and $114,461,344, respectively.

As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $147,945,884 was:
Gross unrealized appreciation	$ 20,309,053
Gross unrealized depreciation	(21,823,673)
Net unrealized depreciation	$ (1,514,620)
Notes to Financial Statements (Continued)

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million. The Fund’s management fee for the year ended December 31, 2000, was an annualized rate of 1.00%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost. Effective January 1, 2001, the Fund ended the for cost agreement and began paying OFS on a fee per account basis to provide these services.

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of December 31, 2000, the Fund had outstanding foreign currency contracts as follows:
Contract Description	Expiration Date	Number of Contracts	Valuation as of December 31, 2000	Unrealized Depreciation

Contracts to Sell Euro (EUR)	1/2/01 EUR	241	$226,408	$2,377
Independent Auditors’ Report

To the Board of Directors and Shareholders of Oppenheimer International Growth Fund/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 2000, the results of its operations for the year then ended, the cha nges in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP Denver, Colorado January 23, 2001
Federal Income Tax Information (Unaudited)

In early 2001 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Dividends and distributions of $0.4477 per share were paid to shareholders on March 17, 2000, of which $0.3507 was designated as a “capital gain distribution” for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      During the fiscal year ended December 31, 2000, shareholders redeemed $9,408,088 from the Fund. A portion of these proceeds received by shareholders represent Long-Term Capital Gain distributions in the amount of $3,955,279. This notification is to meet certain IRS requirements.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
Oppenheimer International Growth Fund/VA
A Series of Panorama Series Fund, Inc.

Officers and Directors	James C. Swain, Director and Chairman of the Board
Bridget A. Macaskill, President
William L. Armstrong, Director
Robert G. Avis, Director
Jon S. Fossel, Director
Sam Freedman, Director
Raymond J. Kalinowski, Director
C. Howard Kast, Director
Robert M. Kirchner, Director
Charles Albers, Vice President
George Evans, Vice President
Alan Gilston, Vice President
John S. Kowalik, Vice President
Nikolaos Monoyios, Vice President
David P. Negri, Vice President
Thomas P. Reedy, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Transfer Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

FFor more complete information about Oppenheimer International Growth Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.